Exhibit 10.1
FOURTH AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT
Dated as of October 12, 2010
among
VENTAS REALTY, LIMITED PARTNERSHIP
AND THE ADDITIONAL BORROWERS LISTED HEREIN,
as Borrower,
THE GUARANTORS REFERRED TO HEREIN,
THE LENDERS REFERRED TO HEREIN
and
BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank and Swingline Lender
CALYON NEW YORK BRANCH
and
CITICORP NORTH AMERICA, INC.,
as Co-Syndication Agents
UBS SECURITIES LLC,
as Documentation Agent
BANC OF AMERICA SECURITIES LLC
and
CALYON NEW YORK BRANCH,
as Joint Lead Arrangers and Joint Book Managers

FOURTH AMENDMENT
THIS FOURTH AMENDMENT dated as of October 12, 2010 (this “Amendment”) to that certain Credit and Guaranty Agreement referenced below is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (the “Parent Borrower”), SZR US INVESTMENTS, INC., VENTAS SSL HOLDINGS, INC., EC LEBANON REALTY, LLC, EC HAMILTON PLACE REALTY, LLC, KINGSPORT NOMINEE LP, KNOXVILLE NOMINEE LP and HENDERSONVILLE NOMINEE LP in their capacities as additional borrowers (collectively, the “Additional Borrowers”, and together with the Parent Borrower, the “Borrower”), each Person identified on the signature pages hereto as a Guarantor (collectively, the “Guarantors”), the lenders identified on the signature pages hereto (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent.
W I T N E S S E T H
WHEREAS, a revolving credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit and Guaranty Agreement, dated as of April 26, 2006, by and among the Parent Borrower, the Guarantors, the Lenders, and the Administrative Agent, as modified by that certain Modification Agreement, dated as of March 30, 2007 and as amended by that certain First Amendment dated as of July 27, 2007, that certain Second Amendment dated as of March 13, 2008 and that certain Third Amendment dated as of March 31, 2009 (as so amended and modified, the “Existing Credit Agreement”);
WHEREAS, the Parent Borrower has requested to amend the Existing Credit Agreement to, among other changes, release those Additional Borrowers and Guarantors identified on Schedule 1 to this Amendment (collectively, the “Released Credit Parties”) from their obligations under the Existing Credit Agreement;
WHEREAS, the requested amendments require the consent of the Lenders; and
WHEREAS, the Lenders have agreed to the requested amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
PART 1
DEFINITIONS
SUBPART 1.1 Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO EXISTING CREDIT AGREEMENT
Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date (as defined in Subpart 4.1), the Existing Credit Agreement is hereby amended in accordance with this Part 2.
SUBPART 2.1 Amendments to Section 1.1.
(a) The definition of “Interest Rate Protection Agreement” set forth in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Interest Rate Protection Agreement” shall mean any interest rate swap agreement, Currency Agreement, interest rate cap agreement, synthetic cap, collar or floor or other financial agreement or arrangement designed to protect any member of the Consolidated Group against fluctuations in interest rates or to reduce the effect of any such fluctuations.
(b) The definition of “UAP Property” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clause (g) thereof in its entirety and replacing it with the following:
(g) that is owned or leased by a member of the Consolidated Group; provided, however, for purposes of this subclause (g) (and for purposes of determining Consolidated UAP Property Value), at no time shall more than twenty percent (20%) of the Consolidated UAP Property Value be attributable to UAP Properties located outside of the United States.
SUBPART 2.2 Amendments to Section 6.12. Section 6.12 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
6.12 [Intentionally Omitted].
SUBPART 2.3 Amendments to Section 7.3. Section 7.3 of the Existing Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following:
(b) other Indebtedness; provided, that (i) immediately after giving effect to the incurrence or assumption thereof on a Pro Forma Basis, the Consolidated Group shall be in compliance with the terms of this Credit Agreement, including the financial covenants hereunder and (ii) no Subsidiary may incur Indebtedness consisting of unsecured guarantee obligations with respect to any senior unsecured Indebtedness of the Parent Borrower (other than the Parent Borrower’s 9% Senior Notes due 2012) in an aggregate amount in excess of $25,000,000 (the “Other Guaranteed Indebtedness”), unless such Subsidiary also becomes a Guarantor of the Indebtedness under the Fundamental Documents by executing and delivering to the Administrative Agent a joinder agreement and such other documentation as the Administrative Agent may reasonably require (including, without limitation, legal opinions), in each case, in form and substance reasonably satisfactory to the Administrative Agent (provided, that in the event such Subsidiary shall be released for any reason from its obligations with respect to the Other Guaranteed Indebtedness it shall automatically be released from its obligations under such joinder and other documentation); and

PART 3
RELEASE OF CERTAIN CREDIT PARTIES
SUBPART 3.1. Release of Certain Credit Parties. The Administrative Agent and each of the Lenders hereby release and forever discharge each of the Released Credit Parties from all their obligations and liabilities under the Fundamental Documents and from all claims and causes of action of any type or nature whatsoever, known or unknown, which the Administrative Agent or the Lenders ever had, now have, or ever could have against such Released Credit Parties that specifically relate, directly or indirectly, to the Fundamental Documents.
SUBPART 3.2. Release of Claims Against Agent and Lenders. In consideration for the release by the Lenders in Subpart 3.1, each of the Released Credit Parties hereby releases and forever discharges the Administrative Agent, Issuing Bank, Swingline Lender, each Lender, and their respective officers and agents from all claims and causes of action of any type or nature whatsoever, known or unknown, which have arisen at any time before the date that this Amendment is fully executed, and which have anything to do with its obligations arising under the Fundamental Documents.
SUBPART 3.3. Claims Not Released. Nothing contained in this Amendment constitutes a general release, and this Amendment is neither intended by the Lenders to release, nor shall it operate to release (1) the indebtedness, obligations and liabilities owing by, or any claims or causes of action that the Lenders may have against, any Credit Party not specifically released pursuant to Subpart 3.1 or (2) any other claims that the Administrative Agent, Issuing Bank, Swingline Lender or any other Lender may have against any Released Credit Party or any other Credit Party with respect to any other transactions, loans, or other relationships unrelated to the Fundamental Documents.
PART 4
CONDITIONS TO EFFECTIVENESS
SUBPART 4.1 Fourth Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “Fourth Amendment Effective Date”) when all of the following conditions shall have been satisfied:
(a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Credit Parties, the Lenders and the Administrative Agent.
(b) Release of Credit Parties From Bond Indentures. The Administrative Agent shall have received from the Parent Borrower evidence in form and substance satisfactory to the Administrative Agent in its reasonable discretion that the Released Credit Parties have been released from their obligations under or with respect to the indentures governing Parent Borrower’s (i) 6 5/8% Senior Notes due 2014, (ii) 6 1/2% Senior Notes due 2016, and (iii) 6 3/4% Senior Notes due 2017, and Ventas’s 3 7/8% Convertible Senior Notes due 2011, which may include letters from S&P and Moody’s delivered to the trustee in connection with such release.
(c) Execution of Second Amendment. The Administrative Agent shall have received evidence of the execution, delivery and effectiveness of that certain Second Amendment to Credit and Guaranty Agreement dated as of the date hereof by and among the Parent Borrower, Ventas SSL Ontario II, Inc., Ventas SSL Ontario III, Inc., Ventas, Inc. and certain subsidiaries of Ventas, Inc. and the lenders party thereto, amending that certain Credit and Guaranty Agreement, dated as of March 13, 2008, as amended.

(d) Fees and Expenses. The Administrative Agent and the Lenders shall have received from the Parent Borrower all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.
PART 5
MISCELLANEOUS
SUBPART 5.1. Representations and Warranties. The Credit Parties affirm that, immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in the Existing Credit Agreement and the other Fundamental Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).
SUBPART 5.2 Guarantor Acknowledgment. Each Guarantor not released pursuant to this Amendment, if any, hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment and (b) reaffirms that, jointly and severally together with the other Guarantors, it guarantees the prompt payment and performance of their obligations as provided in Article IX of the Existing Credit Agreement.
SUBPART 5.3 Consent to Subsidiary Liquidation. The Administrative Agent and each of the Lenders hereby approves of and consents to the liquidation of Ventas Cooperatief U.A., an indirect wholly owned subsidiary of Ventas.
SUBPART 5.4 References in Other Credit Documents. On and after the Fourth Amendment Effective Date, all references to the Existing Credit Agreement in each of the Fundamental Documents shall mean the Existing Credit Agreement as amended by this Amendment. Except as specifically amended hereby, the Existing Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
SUBPART 5.5 Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered upon request by the Administrative Agent.
SUBPART 5.6 Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the day and the year first above written.

PARENT BORROWER:	VENTAS REALTY, LIMITED PARTNERSHIP

	By:	Ventas, Inc., its General Partner

	By:	/s/ T. Richard Riney

		Name:	T. Richard Riney
		Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

ADDITIONAL BORROWERS:	SZR US INVESTMENTS, INC. VENTAS SSL HOLDINGS, INC.
	By:	/s/ T. Richard Riney
		Name:	T. Richard Riney
		Title:	Executive Vice President and Associate Secretary

EC HAMILTON PLACE REALTY, LLC EC LEBANON REALTY, LLC
	By:	/s/ T. Richard Riney
		Name:	T. Richard Riney
		Title:	Executive Vice President, General Counsel and Associate Secretary

KINGSPORT NOMINEE LP

By:	Kingsport Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

KNOXVILLE NOMINEE LP

By:	Knoxville Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

HENDERSONVILLE NOMINEE LP

By:	Hendersonville Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

GUARANTORS:	VENTAS, INC.
	By:	/s/ T. Richard Riney
		Name:	T. Richard Riney
		Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS CAPITAL CORPORATION
VENTAS HEALTHCARE PROPERTIES, INC.
VENTAS FRAMINGHAM, LLC
VCC HEALTHCARE FUND, LLC
VENTAS EH HOLDINGS, LLC
VENTAS PROVIDENT, LLC
VENTAS CARROLL MOB, LLC
VENTAS MO HOLDINGS, LLC
VENTAS NEXCORE HOLDINGS, LLC
VENTAS BROADWAY MOB, LLC
VENTAS CASPER HOLDINGS, LLC
VENTAS GRANTOR TRUST #2
VENTAS GRANTOR TRUST #1
VENTAS SSL, INC.
VENTAS SSL HOLDINGS, LLC
VENTAS REIT US HOLDINGS INC.
SZR US UPREIT THREE, LLC
SZR SCOTTSDALE, LLC
VENTAS WESTERN HOLDINGS, LLC
VTR DOB III MOB, LLC
VTR EBERLE MOB, LLC
VTR AVISTA MOB, LLC

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President and Associate Secretary

VENTAS LP REALTY, L.L.C.

By:	Ventas, Inc., its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS TRS, LLC
By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President

ELDERTRUST
ET CAPITAL CORP.
ET SUB-LOPATCONG, L.L.C.
ET PENNSBURG FINANCE, L.L.C.
ET SUB-SMOB, L.L.C.
ET WAYNE FINANCE, L.L.C.
ET BELVEDERE FINANCE, L.L.C.
ET POBI FINANCE, L.L.C.
ET DCMH FINANCE, L.L.C.

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-BERKSHIRE LIMITED PARTNERSHIP

By:	ET Berkshire, LLC, its General Partner

By:	ElderTrust, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Associate Secretary

ET BERKSHIRE, LLC
ET SUB-HERITAGE WOODS, L.L.C.
ET GENPAR, L.L.C.
ET LEHIGH, LLC
ET SANATOGA, LLC

By:	ElderTrust, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-HIGHGATE, L.P.
ET SUB-WOODBRIDGE, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-LEHIGH LIMITED PARTNERSHIP

By:	ET Lehigh, LLC, its General Partner
By:	ElderTrust, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P.

By:	ET Pennsburg Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-SANATOGA LIMITED PARTNERSHIP

By:	ET Sanatoga, LLC, its General Partner
By:	ElderTrust, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P.

By:	ET Wayne Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Associate Secretary

PSLT GP, LLC

By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

PSLT OP, L.P.

By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

PSLT-BLC PROPERTIES HOLDINGS, LLC
PSLT-ALS PROPERTIES HOLDINGS, LLC

By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC
BROOKDALE HOLDINGS, LLC
BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC
BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC
BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC
BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BLC OF CALIFORNIA-SAN MARCOS, L.P.

By:	Brookdale Living Communities of California- San Marcos, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP RIVER OAKS PARTNERS
By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

PSLT-ALS PROPERTIES I, LLC PSLT-ALS PROPERTIES II, LLC
By:	PSLT-ALS Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

VTRLTH MAB I, LLC
VTRLTH MAB II, LLC
VSCRE HOLDINGS, LLC
UNITED REHAB REALTY HOLDING, LLC
BCC MARTINSBURG REALTY, LLC
BCC ONTARIO REALTY, LLC
BCC MEDINA REALTY, LLC
BCC WASHINGTON TOWNSHIP REALTY, LLC
EC TIMBERLIN PARC REALTY, LLC
EC HALCYON REALTY, LLC
BCC ALTOONA REALTY, LLC
BCC ALTOONA REALTY GP, LLC
BCC READING REALTY, LLC
BCC READING REALTY GP, LLC
BCC BERWICK REALTY, LLC
BCC BERWICK REALTY GP, LLC
BCC LEWISTOWN REALTY, LLC
BCC LEWISTOWN REALTY GP, LLC
BCC STATE COLLEGE REALTY, LLC
BCC STATE COLLEGE REALTY GP, LLC
SHIPPENSBURG REALTY HOLDINGS, LLC
BCC SHIPPENSBURG REALTY, LLC
IPC (AP) HOLDING LLC
AL (AP) HOLDING LLC
ALLISON PARK NOMINEE LLC
IPC (HCN) HOLDING LLC
AL (HCN) HOLDING LLC
BLOOMSBURG NOMINEE LLC
SAGAMORE HILLS NOMINEE LLC
LEBANON NOMINEE LLC
KNOXVILLE NOMINEE LLC
KINGSPORT NOMINEE LLC
HENDERSONVILLE NOMINEE LLC
SAXONBURG NOMINEE LLC
LOYALSOCK NOMINEE LLC
IPC (MT) HOLDING LLC
AL (MT) HOLDING LLC
LEWISBURG NOMINEE LLC
LIMA NOMINEE LLC
XENIA NOMINEE LLC
CHIPPEWA NOMINEE LLC
DILLSBURG NOMINEE LLC

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BCC ALTOONA REALTY, LP
By:	BCC Altoona Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BCC READING REALTY, LP
By:	BCC Reading Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BCC BERWICK REALTY, LP
By:	BCC Berwick Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BCC LEWISTOWN REALTY, LP
By:	BCC Lewistown Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BCC STATE COLLEGE REALTY, LP
By:	BCC State College Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

ALLISON PARK NOMINEE LP
By:	Allison Park Nominee LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

BLOOMSBURG NOMINEE LP
By:	Bloomsburg Nominee LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

SAGAMORE HILLS NOMINEE LP
By:	Sagamore Hills Nominee LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

LEBANON NOMINEE LP
By:	Lebanon Nominee LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

SAXONBURG NOMINEE LP
By:	Saxonburg Nominee LLC, its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

LOYALSOCK NOMINEE LP

By:	Loyalsock Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

LEWISBURG NOMINEE LP

By:	Lewisburg Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

LIMA NOMINEE LP

By:	Lima Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

XENIA NOMINEE LP

By:	Xenia Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

CHIPPEWA NOMINEE LP

By:	Chippewa Nominee LLC, its General Partner

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Associate Secretary

DILLSBURG NOMINEE LP

	By:	Dillsburg Nominee LLC, its General Partner

	By:	/s/ T. Richard Riney

		Name:	T. Richard Riney
		Title:	Executive Vice President, General Counsel and Associate Secretary

VENTAS SSL ONTARIO III, INC.
SZR MISSISSAUGA INC.
VENTAS SSL LYNN VALLEY, INC.
SZR MARKHAM INC.
VENTAS SSL BEACON HILL, INC.
SZR RICHMOND HILL INC.
VENTAS SSL ONTARIO II, INC.
SZR WINDSOR INC.
SZR OAKVILLE INC.
VENTAS SSL VANCOUVER, INC.
SZR OF BURLINGTON INC.

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President and Secretary

SZR ACQUISITIONS, LLC SZR COLUMBIA LLC SZR WILLOWBROOK LLC SZR NORWOOD LLC SZR ROCKVILLE LLC SZR SAN MATEO LLC

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ T. Richard Riney

	Name:	T. Richard Riney
	Title:	Executive Vice President and Associate Secretary

SZR LINCOLN PARK LLC SZR NORTH HILLS LLC SZR WESTLAKE VILLAGE LLC SZR YORBA LINDA LLC
By:	SZR US UPREIT THREE, LLC, its Sole Member

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President and Associate Secretary

VENTAS CENTER MOB, LLC

By:	Ventas MO Holdings, LLC

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President and Associate Secretary

VENTAS UNIVERSITY MOB, LLC MAB PARENT LLC
By:	Ventas MOB Holdings, LLC

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President and Associate Secretary

ET SUB-BELVEDERE LIMITED PARTNERSHIP, L.L.P.
By:	ET Belvedere Finance, L.L.C., its General
Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-DCMH LIMITED PARTNERSHIP, L.L.P.
By:	ET DCMH Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Associate Secretary

ET SUB-POB I LIMITED PARTNERSHIP, L.L.P.
By:	ET POBI Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Associate Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent and as Cash Collateral Bank
	By:	/s/ Amie L. Edwards
		Name:	Amie L. Edwards
		Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., individually as a Lender, as Issuing Bank and as Swingline Lender
	By:	/s/ Amie L. Edwards
		Name:	Amie L. Edwards
		Title:	Senior Vice President

MERRILL LYNCH CAPITAL CORPORATION, as a Lender
By:	/s/ Sarang R. Gadkari
	Name:	Sarang R. Gadkari
	Title:	Vice President

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Sarang R. Gadkari
	Name:	Sarang R. Gadkari
	Title:	Vice President

BANK OF TAIWAN, LOS ANGELES BRANCH, as a Lender
By:	/s/ Chwan-Ming Ho
	Name:	Chwan-Ming Ho
	Title:	VP & General Manager

BANK OF THE WEST, as a Lender
By:	/s/ Marc R. Thompson
	Name:	Marc R. Thompson
	Title:	Senior Vice President

BARCLAYS BANK, PLC, as a Lender
By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Assistant Vice President

COMPASS BANK, as a Lender
By:	/s/ EP Paul
	Name:	Eric J. Paul
	Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

By:	/s/ David J, Christiansen
	Name:	David Christiansen
	Title:	Vice President

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Lender
By:	/s/ Cliff Lin
	Name:	Cliff Lin
	Title:	Vice President & General Manager

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Allison O’Connor
	Name:	Allison O’Connor
	Title:	Authorized Signatory

JEFFERIES FINANCE, LLC, as a Lender
By:	/s/ Carl A. Toriello
	Name:	Carl A. Toriello
	Title:	Chief Risk Officer Chief Operating Officer

RBS CITIZENS NA, as a Lender
By:	/s/ Donald Woods
	Name:	Donald Woods
	Title:	SVP

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Gordon MacArthur
	Name:	Gordon MacArthur
	Title:	Authorized Signatory

CITICORP NORTH AMERICA, INC., as a Lender
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

BANK OF MONTREAL, as a Lender
By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Director

UBS AG, STAMFORD BRANCH, as a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Amy L. MacLearie
	Name:	Amy L. MacLearie
	Title:	AVP

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Douglas Weir
	Name:	Douglas Weir
	Title:	Director

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

ALLIED IRISH BANKS, PLC, as a Lender
By:	/s/ Anthony O’Reilly
	Name:	Anthony O’Reilly
	Title:	SVP

By:	/s/ illegible
Name:
Title:

CAPITAL ONE, N.A., as a Lender
By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

STATE BANK OF INDIA as a Lender
By:	/s/ CS Setty
	Name:	C Sreenivasulu Setty
	Title:	V.P. & Head (Syndications)

Schedule 1
to
Fourth Amendment
Released Credit Parties
AL (AP) HOLDING LLC
AL (HCN) HOLDING LLC
AL (MT) HOLDING LLC
ALLISON PARK NOMINEE LLC
ALLISON PARK NOMINEE LP
BCC ALTOONA REALTY GP, LLC
BCC ALTOONA REALTY, LLC
BCC ALTOONA REALTY, LP
BCC BERWICK REALTY GP, LLC
BCC BERWICK REALTY, LLC
BCC BERWICK REALTY, LP
BCC LEWISTOWN REALTY GP, LLC
BCC LEWISTOWN REALTY, LLC
BCC LEWISTOWN REALTY, LP
BCC MARTINSBURG REALTY, LLC
BCC MEDINA REALTY, LLC
BCC ONTARIO REALTY, LLC
BCC READING REALTY GP, LLC
BCC READING REALTY, LLC
BCC READING REALTY, LP
BCC SHIPPENSBURG REALTY, LLC
BCC STATE COLLEGE REALTY GP, LLC
BCC STATE COLLEGE REALTY, LLC
BCC STATE COLLEGE REALTY, LP
BCC WASHINGTON TOWNSHIP REALTY, LLC
BLC OF CALIFORNIA-SAN MARCOS, L.P.
BLOOMSBURG NOMINEE LLC
BLOOMSBURG NOMINEE LP
BROOKDALE HOLDINGS, LLC
BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC
BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC
BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC
BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC
BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC
CHIPPEWA NOMINEE LLC
CHIPPEWA NOMINEE LP
DILLSBURG NOMINEE LLC
DILLSBURG NOMINEE LP

EC HALCYON REALTY, LLC
EC TIMBERLIN PARC REALTY, LLC
ELDERTRUST
ET BELVEDERE FINANCE, L.L.C.
ET BERKSHIRE, LLC
ET CAPITAL CORP.
ET DCMH FINANCE, L.L.C.
ET GENPAR, L.L.C.
ET LEHIGH, LLC
ET PENNSBURG FINANCE, L.L.C.
ET POBI FINANCE, L.L.C.
ET SANATOGA, LLC
ET SUB-BELVEDERE LIMITED PARTNERSHIP, L.L.P.
ET SUB-BERKSHIRE LIMITED PARTNERSHIP
ET SUB-DCMH LIMITED PARTNERSHIP, L.L.P.
ET SUB-HERITAGE WOODS, L.L.C.
ET SUB-HIGHGATE, L.P.
ET SUB-LEHIGH LIMITED PARTNERSHIP
ET SUB-LOPATCONG, L.L.C.
ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P.
ET SUB-POB I LIMITED PARTNERSHIP, L.L.P.
ET SUB-SANATOGA LIMITED PARTNERSHIP
ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P.
ET SUB-WOODBRIDGE, L.P.
ET WAYNE FINANCE, L.L.C.
HENDERSONVILLE NOMINEE LLC
HENDERSONVILLE NOMINEE LP
IPC (AP) HOLDING LLC
IPC (HCN) HOLDING LLC
IPC (MT) HOLDING LLC
KINGSPORT NOMINEE LLC
KNOXVILLE NOMINEE LLC
LEBANON NOMINEE LLC
LEBANON NOMINEE LP
LEWISBURG NOMINEE LLC
LEWISBURG NOMINEE LP
LIMA NOMINEE LLC
LIMA NOMINEE LP
LOYALSOCK NOMINEE LLC
LOYALSOCK NOMINEE LP
MAB PARENT LLC
PSLT GP, LLC
PSLT OP, L.P.
PSLT-ALS PROPERTIES HOLDINGS, LLC
PSLT-ALS PROPERTIES I, LLC
PSLT-ALS PROPERTIES II, LLC
PSLT-BLC PROPERTIES HOLDINGS, LLC
RIVER OAKS PARTNERS
SAGAMORE HILLS NOMINEE LLC

SAGAMORE HILLS NOMINEE LP
SAXONBURG NOMINEE LLC
SAXONBURG NOMINEE LP
SHIPPENSBURG REALTY HOLDINGS, LLC
SZR ACQUISITIONS, LLC
SZR BURLINGTON INC.
SZR COLUMBIA LLC
SZR LINCOLN PARK LLC
SZR MARKHAM INC.
SZR MISSISSAUGA INC.
SZR NORTH HILLS LLC
SZR NORWOOD LLC
SZR OAKVILLE INC.
SZR RICHMOND HILL INC.
SZR ROCKVILLE LLC
SZR SAN MATEO LLC
SZR SCOTTSDALE, LLC
SZR US INVESTMENTS, INC.
SZR US UPREIT THREE, LLC
SZR WESTLAKE VILLAGE LLC
SZR WILLOWBROOK LLC
SZR WINDSOR INC.
SZR YORBA LINDA LLC
THE PONDS OF PEMBROKE LIMITED PARTNERSHIP
UNITED REHAB REALTY HOLDING, LLC
VCC HEALTHCARE FUND, LLC
VENTAS BROADWAY MOB, LLC
VENTAS CAPITAL CORPORATION
VENTAS CARROLL MOB, LLC
VENTAS CASPER HOLDINGS, LLC
VENTAS CENTER MOB, LLC
VENTAS DASCO MOB HOLDINGS, LLC
VENTAS EH HOLDINGS, LLC
VENTAS FRAMINGHAM, LLC
VENTAS GRANTOR TRUST #1
VENTAS GRANTOR TRUST #2
VENTAS HEALTHCARE CAPITAL, LLC
VENTAS HEALTHCARE PROPERTIES, INC.
VENTAS LP REALTY, L.L.C.
VENTAS MO HOLDINGS, LLC
VENTAS MOB HOLDINGS, LLC
VENTAS NEXCORE HOLDINGS, LLC
VENTAS OF VANCOUVER LIMITED
VENTAS PROVIDENT, LLC
VENTAS REIT US HOLDINGS, INC.
VENTAS SSL BEACON HILL, INC.
VENTAS SSL HOLDINGS, INC.
VENTAS SSL HOLDINGS, LLC
VENTAS SSL LYNN VALLEY, INC.

VENTAS SSL ONTARIO II, INC.
VENTAS SSL ONTARIO III, INC.
VENTAS SSL VANCOUVER, INC.
VENTAS SSL, INC.
VENTAS TRS, LLC
VENTAS UNIVERSITY MOB, LLC
VENTAS WESTERN HOLDINGS, LLC
VSCRE HOLDINGS, LLC
VTR AVISTA MOB, LLC
VTR DOB III MOB, LLC
VTR EBERLE MOB, LLC
VTRLTH MAB I, LLC
VTRLTH MAB II, LLC
XENIA NOMINEE LLC
XENIA NOMINEE LP